UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 26, 2009
CEC ENTERTAINMENT, INC. (Exact Name of Registrant as Specified in Charter)
Kansas (State or other jurisdiction of incorporation)	0-13687 (Commission File Number)	48-0905805 (IRS Employer Identification No.)
4441 West Airport Freeway Irving, Texas (Address of Principal Executive Offices)		75062 (Zip Code)
(972) 258-8507 (Registrant’s Telephone Number, Including Area Code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 29, 2009, CEC Entertainment, Inc. (the “Company”) issued a press release announcing financial results for the third quarter and nine months ended September 27, 2009.

The information furnished in this Item 2.02 – “Results of Operations and Financial Condition” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2009, upon the recommendation of the Nominating/Corporate Governance Committee, the Company’s Board of Directors approved Amended and Restated Bylaws effective immediately. The Amended and Restated Bylaws revise and clarify the procedures for stockholders to nominate directors and propose other matters for consideration at a meeting of stockholders, the procedures for the Board of Directors to fix the number of directors on the Board and for stockholders to call a special meeting. In general, the amendments:

•
require that stockholders give notice of any director nominations or business to be considered by the stockholders not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company;

•
require that stockholders, in the event that the Board of Directors has determined that directors will be elected at a special meeting of stockholders, give notice of any director nominations not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting;

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clarify that the advance notice provisions of the Amended and Restated Bylaws are the exclusive means for a stockholder to make a director nomination or submit other business before a meeting of stockholders (other than matters properly brought under Rule 14a-8 of the federal proxy rules);

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require that stockholder proponents and their affiliates disclose, in addition to direct ownership interests and other information required by the proxy rules, all other ownership, economic and voting interests, including options and other convertible securities, derivatives, short interests, performance-based fees based on the increase or decrease in the value of shares or derivative instruments, dividend rights and any proportionate interest in any shares or derivative instruments;

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require director nominees to represent, among other things, that they do not, and will not, have any undisclosed voting commitments or other undisclosed arrangements with respect to their actions, compensation, reimbursement or indemnification as a director and that, if elected, they will be in compliance with certain corporate policies;

•	require directors nominated by stockholders to complete the Company’s director and officer questionnaire;

•	require stockholders nominating directors to disclose material relationships between (1) the stockholder proponents and their affiliates and (2) the director nominees and their affiliates;

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require stockholders bringing business other than stockholder nominations before the meeting to provide (1) a brief description of the business, the reasons for conducting the business before the meeting and any material interest of the stockholder and beneficial owner, if any, in the business and (2) a description of all agreements, arrangements and understandings between the stockholder and beneficial owner, if any, and any other person in connection with the proposal of the business by the stockholder;

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revise the provision regarding the calling of a special meeting to increase the percentage of outstanding stock that stockholders must hold in order to call a special meeting from ten (10%) percent to twenty-five percent (25%) of the outstanding stock entitled to vote at a special meeting;

•	clarify that only the Board of Directors may fix the number of directors on the Board;

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clarify that any vacancy or newly created directorship resulting from an increase in the authorized number of directors may only be filled by the vote of two-thirds (2/3) of the directors then in office, unless such position will be filled at an annual meeting of stockholders or at a special meeting of stockholders at which the Board has determined that such director will be elected; and

•	make other conforming changes to the Company's Amended and Restated Bylaws.

The preceding description of the changes to the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

Enhancements to Corporate Governance Practices

On October 26, 2009, upon the recommendation of the Nominating/Corporate Governance Committee, the Company’s Board of Directors approved amendments to the Company’s Corporate Governance Guidelines in order to further enhance the Company’s corporate governance practices.  In general, the amendments provide, among other things, that:

•	the Company’s Chief Executive Officer and President, as well as the Executive Chairman, must hold at least 50,000 shares of the Company’s common stock;

•	the Company’s Executive Vice Presidents must hold at least 10,000 shares of the Company’s common stock;

•	the Company’s non-employee directors must hold at least 5,000 shares of the Company’s common stock;

•	directors must not serve on more than four other boards of public companies in addition to the Company’s Board of Directors;

•	the Nominating/Corporate Governance Committee must annually review the Company’s succession plans and report on them to the non-management members of the Board;

•	each director must attend a director continuing education and training program at the Company’s expense at least once every two years;

•
each director must tender his or her resignation for consideration by the Nominating/Corporate Governance Committee when his or her principal occupation, business association or position changes substantially; and

•	directors must notify the Executive Chairman and the Corporate Secretary before accepting an invitation to serve on another board to avoid potential conflicts of interest.

The preceding description of the changes to the Corporate Governance Guidelines is qualified in its entirety by reference to the Corporate Governance Guidelines filed with this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

Authorization to Repurchase Additional Shares

On October 27, 2009, the Company’s Board of Directors authorized the repurchase of up to an additional $200 million of common stock under its share repurchase program.  With this increase, the Company currently has authorization to repurchase approximately $237.8 million of common stock.  The share repurchase authorization does not have an expiration date.  Share repurchases may be effected from time to time through open market transactions, accelerated share repurchases and privately negotiated transactions.  The share repurchase program may be accelerated, suspended, delayed or discontinued at any time.

The Company’s press release dated October 29, 2009, announcing, among other things, the share repurchase program, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of CEC Entertainment, Inc. dated October 26, 2009
99.1	Press Release dated October 29, 2009
99.2	Corporate Governance Guidelines effective as of October 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: October 29, 2009	By:	/s/ Christopher D. Morris
Christopher D. Morris
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of CEC Entertainment, Inc. dated October 26, 2009
99.1	Press Release dated October 29, 2009
99.2	Corporate Governance Guidelines effective as of October 26, 2009